25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Emerging Markets Small Cap Growth Fund *DRESX
(the “Fund”)

SUPPLEMENT DATED DECEMBER 8, 2020
TO THE SUMMARY PROSPECTUS FOR THE FUND (the “Summary Prospectus”)
AND THE PROSPECTUS FOR THE FUNDS (the “Prospectus”)
EACH DATED APRIL 30, 2020

At the December 3, 2020, meeting of the Board of Trustees of the Driehaus Mutual Funds (the “Board”), the Board approved a reduction in the management fee for the Fund from 1.15% to 1.10% and a reduction of the expense cap from 1.45% to 1.24%, both effective December 31, 2020.

Accordingly, effective on December 31, 2020, the Summary Prospectus and Prospectus are amended as follows:

The following information replaces the existing disclosure under the “Fees and Expenses of the Fund” heading beginning on page 1 of the Summary Prospectus and page 6 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	1.10%**
Other Expenses	0.65%
Total Annual Fund Operating Expenses	1.75%
Expense Reimbursement	(0.50%)***
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%

*	A shareholder may be required to pay a commission to their financial intermediary.

**	The management fee has been restated to reflect the Fund’s new management fee rate effective December 31, 2020.

***

Driehaus Capital Management LLC, the Fund’s investment adviser (the “Adviser”), has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement by the Board of Trustees of the Driehaus Mutual Funds or the Fund’s shareholders, or April 30, 2023. Pursuant to the agreement and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table above is reflected for the first two years in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$433	$834	$1,959

The following replaces footnote 1 below the table on page 43 of the Prospectus with regard to the Fund:

1

Effective December 31, 2020, the Driehaus Emerging Markets Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.10% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board of Trustees of the Driehaus Mutual Funds or the Fund’s shareholders, or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRH-SUP122020